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                                                                 EXHIBIT 8.1


                         CARLSMITH BALL WICHMAN CASE & ICHIKI
                                   ATTORNEYS AT LAW
                       A PARTNERSHIP INCLUDING LAW CORPORATIONS
                                     P.O. BOX 656
                                HONOLULU, HAWAII 96809

                               TELEPHONE (808) 523-2500
                                  FAX (808) 523-0842


                                     May 13, 1998



Mauna Loa Macadamia Partners, L.P.
828 Fort Street Mall
Honolulu, Hawaii 96813

          Re:  REGISTRATION STATEMENT ON FORM S-4 (NO. 333-46271)

Gentlemen:

          We have acted as tax counsel to Mauna Loa Macadamia Partners, L.P. (the "Partnership") in connection with the Registration Statement on Form S-4, Registration No. 333-46271, filed by the Partnership with the Securities Exchange Commission (the "Registration Statement") and hereby confirm to you our opinion as set forth under the heading, "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the Proxy Statement/Prospectus included in the Registration Statement, subject to the assumptions and limitations set forth therein and in this letter. Capitalized terms used but not defined herein have the meanings specified in the Amended and Restated Agreement and Plan of Merger dated as of December 18, 1997 (the "Merger Agreement") between the Partnership and C. Brewer Homes, Inc. ("Homes").

          In connection with our opinion, we have assumed the following with your consent:

          1. The Merger will be effected in accordance with the Merger Agreement and the laws of the State of Delaware;


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Mauna Loa Macadamia Partners, L.P.
May 13, 1998
Page 2



          2. The representations set forth in the letters to us dated April 23, 1998 from the Partnership and from Homes were true and correct when made and will remain true and correct through the Effective Time.


          We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to us therein under the heading
"CERTAIN FEDERAL INCOME TAX CONSIDERATIONS."   In giving such consent, we do
not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,


                                   CARLSMITH BALL WICHMAN
                                      CASE & ICHIKI